                                                                 EXHIBIT 23.1(a)
                                                                 ------- -------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Aavid Thermal Technologies, Inc.'s previously filed Registration Statements (File Nos. 333-17933, 333-17931, 333-17927, and 333-17925).


                                                  /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 26, 1998